UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 21, 2005

                             WASTE CONNECTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                           COMMISSION FILE NO. 1-31507


                                   94-3283464
                      (I.R.S. Employer Identification No.)


                35 Iron Point Circle, Suite 200, Folsom, CA 95630
               (Address of principal executive offices) (zip code)

                                 (916) 608-8200
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]       Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

[   ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

[   ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

[   ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

During our earnings conference call on April 21, 2005, we highlighted the following outlook for the second quarter 2005.

(Dollar amounts are approximations)

For the second quarter of the year, we estimate our revenue to be approximately $177 million to $179 million, with internal growth for solid waste excluding commodities to be between 4.0% and 4.5%: about 3.0% price growth and the remainder volume growth. Intermodal services is estimated to contribute approximately $10 million of revenue in the second quarter and is included in the $177 million to $179 million range. We estimate our depreciation and amortization expense for the second quarter to be approximately 8.8% of revenue, operating income to be approximately 24.4% of revenue, and operating income before depreciation and amortization expense to be approximately 33.2% of revenue, or between $58.5 million to $59.5 million. Minority interest is expected to be approximately 1.8% of revenue. Free cash flow in the second quarter is expected to decline almost 50% from the first quarter of the year due to seasonality. We expect our tax rate to remain at 37.2% for the second quarter. Our fully diluted share count is estimated to decrease to approximately
48.1 million shares for the second quarter of the year, excluding the impact of any additional stock repurchases.

These estimates exclude the impact of any additional acquisitions that may be completed during the second quarter.

Operating income before depreciation and amortization and free cash flow, each a non-GAAP financial measure, are provided supplementally because they are widely used by investors as valuation and liquidity measures in the solid waste industry. These measures are not a substitute for, and should be used in conjunction with, GAAP financial measures. Management uses operating income before depreciation and amortization and free cash flow as two of the principal measures to evaluate and monitor the ongoing financial performance of our operations. Other companies may calculate operating income before depreciation and amortization and free cash flow differently. A reconciliation of operating income before depreciation and amortization is as follows for the second quarter outlook: operating income of $42.9 million to $43.7 million plus depreciation and amortization of $15.6 million to $15.8 million (8.8% of revenue) equals operating income before depreciation and amortization of $58.5 million to $59.5 million. Refer to the Non-GAAP Reconciliation Schedule contained in our first quarter 2005 press release furnished in our Current Report on Form 8-K filed with the SEC on April 20, 2005, for a reconciliation of free cash flow in the first quarter.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this press release are forward-looking in nature. These statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," or "anticipates" or the negative thereof or comparable terminology, or by discussions of strategy. Waste Connections' business and operations are subject to a variety of risks and uncertainties and, consequently, actual results may differ materially from those projected by any forward-looking statements. Factors that could cause actual results to differ from those projected include, but are not limited to, the following: (1) Waste Connections may be unable to compete effectively with larger and better capitalized companies and governmental service providers, which may result in reduced volume and revenues and lower profits; (2) increases in Waste Connections' insurance costs and the amount that it self-insures for various risks could reduce its operating margins and reported earnings; (3) further increases in the price of fuel may adversely affect Waste Connections' business and earnings; (4) increases in labor and disposal and related transportation costs could reduce Waste Connections' operating margins; (5) Waste Connections may lose contracts through competitive bidding, early termination or governmental action, which would cause its volumes and revenues to decline; (6) Waste Connections' intermodal business could be adversely affected by steamship lines diverting business to ports other than those it services, or by heightened security measures or actual or threatened terrorist attacks, which could cause its intermodal revenues to decline; (7) Waste Connections' growth and future financial performance depend significantly on its ability to integrate acquired businesses into its organization and operations; (8) Waste Connections' acquisitions may not be successful, resulting in changes in strategy, operating losses or a loss on sale of the business acquired; (9) because Waste Connections depends on railroads for its intermodal operations, its operating results and financial condition are likely to be adversely affected by any reduction or deterioration in rail service; (10) Waste Connections' decentralized decision-making structure could allow local managers to make decisions that adversely affect its pricing growth and operating results; (11) the geographic concentration of Waste Connections' business makes its pricing growth and operating results vulnerable to economic and seasonal factors affecting the regions in which it operates; (12) Waste Connections volume growth may be limited by the inability to renew landfill operating permits, obtain new landfills and expand existing ones; (13) extensive and evolving environmental laws and regulations may restrict Waste Connections' operations and growth and increase its costs; and (14) Waste Connections may be subject in the normal course of business to judicial and administrative proceedings that could interrupt its operations, require expensive remediation and create negative publicity. These risks and uncertainties, as well as others, are discussed in greater detail in Waste Connections' filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. There may be additional risks of which Waste Connections is not presently aware or that it currently believes are immaterial which could have an adverse impact on its business. Waste Connections makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WASTE CONNECTIONS, INC.


                                              BY:      /s/  Worthing F. Jackman
Date: April 21, 2005                                   -------------------------
                                                       Worthing F. Jackman,
                                                       Chief Financial Officer